Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Sheng Ying Entertainment Corp.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

5348 Vegas Drive, Las Vegas, NV 89108
Address of Principal Executive Office

Avenidida Doutor Mario Soares N. 320 Edificio Finance & IT Centre 5 Andar A Macau
(Previous Address of principal executive offices)

(310) 982-1331
Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): December 14, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to Sheng Ying Entertainment Corp.

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Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On December 16, 2017, Sheng Ying Entertainment, Inc. (the Registrant), as Buyer, entered into an Asset Purchase Agreement with Steven Raack, an individual; Thomas A. Raack, an individual; and Larry McNabney, an individual, as Sellers, whereby the Registrant acquired certain intangible assets from Sellers relating to non-medicinal cannabidiol ("CBD")-based personal care technologies that include: (a) certain proprietary technology and intellectual property; (b) certain proprietary ideas, know-how, proposed business plans and concepts; and (c) a proposed marketing plan combined with related experiential marketing strategies (the “Technology”), together, the “Assets”. The Assets consist of plans and intellectual property, only, and do not include fixed assets or tangible property or products, and constitute the intangible personal property developed solely by Sellers. Each of the Sellers own 33.33% of the Assets and Sellers together own 100%of all rights, titles and interests in and to the Assets.

As full consideration for the Assets, the Registrant issued 9,000,000 restricted shares of the Company’s Common Stock, par value $.001, valued at with each Seller receiving 3,000,000 shares. The value of the Assets we received for the 9,000,000 shares was $9,000.00, equal to the par value of the shares.

Steven Raack and Thomas A. Raack are brothers, and Thomas A. Raack was, on the date of the Agreement, a Director, CEO, President, Secretary and Treasurer of the Company. Subsequent to the acquisition, Steven Raack was appointed as a Director, Thomas A. Raack resigned as CEO and President, and Steven Raack was appointed as the CEO and President.

Item 2.01 Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement

See disclosures regarding the acquisition of assets set forth in Item 1.01, above.

Description of Business

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Most importantly, we have not yet commenced any business operations, as we are just starting to put into use the plans, ideas, know-how and proprietary information we acquired in the Asset Purchase Agreement. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects”, “plans”, “may”, “anticipates”, “believes”, “should”, “intends”, “estimates”, and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks associated with the share exchange; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

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Overview

Sheng Ying Entertainment Corp. (the “Company”) was formed on April 11, 2014 as a Nevada corporation, under the name of Crowd 4 Seeds, Inc.

During 2014, the Company issued 9,054,000 shares of its common stock, for a total consideration of $20,000. There are 10,804,000 shares currently issued and outstanding. A total of 9,000,000 of such shares are restricted, and 1, 804,000 are unrestricted and free-trading.

As of September 30, 2017, and through current date, most of our resources and work have been devoted to complying with our obligation under the securities laws, rules and regulations.

We are a public company and as such we have incurred and will continue to incur significant expenses for legal, accounting and related services. As a public entity, subject to the reporting requirements of the Exchange Act of 1934, we incur ongoing expenses associated with professional fees for accounting, legal and a host of other expenses including annual reports and proxy statements, if required. We estimate that these costs will range up to $80,000 per year over the next few years and may be significantly higher if our business volume and transactional activity increases but should be lower for this year in 2017 because our overall business volume (and financial transactions) will be lower, and we will not yet be subject to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 until we exceed $75 million in market capitalization (if ever). These obligations will certainly reduce our ability and resources to expand our business plan and activities. We hope to be able to use our status as a public company to increase our ability to use noncash means of settling outstanding obligations (i.e. issuance of restricted shares of our common stock) and compensate independent contractors who provide professional services to us, although there can be no assurances that we will be successful in any of these efforts. We will also reduce compensation levels paid to management (if we attract or retain outside personnel to perform this function) if there is insufficient cash generated from operations to satisfy these costs.

We hope to be able to use our status as a public company to enable us to use non-cash means of settling obligations and compensate persons and/or firms providing services to us, although there can be no assurances that we will be successful in any of those efforts. However, these actions, if successful, will result in dilution of the ownership interests of existing shareholders, may further dilute common stock book value, and that dilution may be material. Such issuances may also serve to enhance existing management’s ability to maintain control of the Company because the shares may be issued to parties or entities committed to supporting existing management. The Company may offer shares of its common stock to settle a portion of the professional fees incurred in connection with its registration statement. No negotiations have taken place with any professional and no assurances can be made as to the likelihood that any professional will accept shares in settlement of obligations due to them.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

We do not have any subsidiaries.

As of September 30, 2017, total liabilities increased to $104,874 from $1,130 as of December 31, 2016, mainly because the Company accrued professional fees, legal fees, etc., to maintain the company’s listed status.

Going Concern

Our auditor has issued a “going concern” qualification as part of its opinion in the Audit Report for the year ending December 31, 2016, and our unaudited financial statements for the quarter ended September 30, 2017, include a “going concern” note disclosing that our ability to continue as a going concern is contingent on us being able to raise working capital to grow our operations and generate revenue. There can be no assurance we will be able to do so.

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Previous Business

The Company initially, under the management of Itzhak Ostashinsky, planned to operate in the field of crowd funding and to run an online platform for investments in Israeli startup companies. Those plans never materialized, and there were no operations by the Company during the tenure of Mr. Ostashinsky.

On December 30, 2016, in a change-of-control transaction (“2106 Change of Control”), Tycoon Luck Global Limited acquired 65.72% of the equity interest of the Company from Itzhak Ostashinsky, the major shareholder and sole officer of the Company at the time, for $220,152 in cash, and both parties agreed all the net liabilities of the Company as of the acquisition date would be assumed by Itzhak Ostashinsky. On the same day, the new management team was appointed. The new management then decided to transition the Company’s business plan to providing sub-junket services to main junkets based in Cambodia.

In furtherance of that new plan, the Company was intending to acquire Sheng Ying Investments Limited, a BVI company incorporated on January 5, 2017, and wholly-owned by Kok Chee LEE, the then-CEO of the Company; however, that plan never materialized and was abandoned due to the change in control and management in October 2017.

On October 24, 2017, Kok Chee LEE resigned from his positions as CEO and director of the Company, and the Board of Directors of the Company appointed Thomas Raack as a director of the Company. On October 25, 2017, Siew Heok Ong resigned from his positions as director and CFO of the Company, and Sreyneang Jin resigned from her positions as director and COO of the Company. On October 26, 2017, Thomas Raack, the sole remaining director of the Company, appointed himself as the CEO, president and treasurer of the Company, and also terminated David E. Price as secretary and appointed himself as secretary of the Company.

Before we went through the 2016 Change of Control and adjusted our business focus, we were a development stage company intending to create a portfolio of products and services (controlling heating, ventilation and air conditioning) and develop a set of solutions which would automate these domestic activities. The lack of funds and the present economy prevented that from happening. As we were unable to raise the capital necessary to develop our business plan, we began a search for other business opportunities which may benefit our shareholders and allow us to raise capital and operate.

Current Business

As discussed in Items 1.01 and 2.01, above, the Company has changed business focus to the development of technologies related to CBD-based personal care products and we have determined that it would be prudent to pursue that business.

The CBD Market

Our proposed business plan has nothing whatsoever to do with THC, the psychoactive component of marijuana.

Scientific research is now bringing to light the many health benefits of CBD. CBD is non-toxic and appears to exhibit few side effects, and none life-threatening.

Moreover, CBD can be produced from hemp, which, for all practical purposes, is devoid of THC, and can be grown far more efficiently than marijuana. Hemp is also a legal crop in many U.S. states.

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Operations

We plan to focus on the development, sale and distribution of hemp oil-based products that contain naturally occurring cannabinoids, including cannabidiol ("CBD") and other products containing CBD-rich hemp oil (“Legal Hemp”). We intend to use third-party contract manufacturers to manufacture our proposed products, using proprietary formulations we plan to create.

We also plan to focus on products that are formulated for the nutraceutical and cosmeceutical industries, including skin care products. The Company is not in the business of engaging in either recreational or medical marijuana, directly or indirectly. The Company's plans focus only on products that contain only those substances that are derived from the part of the cannabis plant that is excluded from the definition of “marijuana” under the Controlled Substances Act and are both federally legal and outside of the purview of the Drug Enforcement Administration.

We plan to offer our anticipated customers and affiliates high-quality products, exclusive experiences and referral-based income. Our business plan is based on the anticipated growth of the regulated cannabis / Cannabidiol (CBD) market, along with the trends in digital media and experiential lifestyles.

Our proposed products are planned to be formulated with health and safety in mind. We intend to sell branded CBD oils, personal care, body care and nutritional products. CBD oils we plan to include in our proposed products are planned to contain less than .3% THC and are planned to be extracted using a third-party vapor distillation process to retain cannabinoid and terpene benefits, without using hexane or butane.

We plan to enable our anticipated customers to purchase our proposed products directly from our planned website and they will also be eligible to receive benefits for referring other customers to us. We plan to offer additional surprise and delight offers to loyal customers. Those who join our proposed marketing system as an Affiliate will receive the opportunity to earn income on each referred sale. We are not a multi-level marketing company.

We intend to be a digital marketplace which utilizes technology as a massive differentiator within the regulated cannabis industry. We anticipate that this technology may be able to leverage the best strategies and frameworks of eCommerce, peer-to-peer selling and experiential marketing.

We believe that the expanding cannabis marketplace may include many fragmented and under-resourced businesses. We will attempt to operate our planned business with our proprietary technology, proposed high-quality products, anticipated excellent customer care and planned exclusive experiences in an effort to become an iconic brand.

Market, Customers and Distribution Methods

The market for CBD-related products is an emerging market.

In order to have a chance for our anticipated success in the market, we must formulate our proposed products in a manner that will appeal to the market and customers; we must test and sample consumer reaction to/acceptance of our proposed products; and we must also identify and establish distribution methods. If and when we obtain financing for our proposed business and operations, of which there can be no assurance, we intend to formulate our proposed products; test and sample such products; and identify and establish distribution methods.

We plan to initially market our proposed products via internet sales, direct sales and trade show sales.

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Competition

We are a new business with no history of operations or current operations. Rather, we are just starting activities to engage in our proposed business, as well as seek necessary financing, as we currently have no financial resources, and as such, we have a weak competitive position in the industry. We intend to compete with independent manufacturers and institutional and individual investors who are actively seeking to develop and market CBD-based products.

There are several companies developing and utilizing cannabinoid for a range of products. The cannabinoid area currently includes formulated extracts of the Cannabis plant and synthetic formulations. These formulations include CBD and THC, or a combination of CBD/THC as the active pharmaceutical ingredient. Certain companies such as GW Pharmaceuticals, PLC, have focused on plant-based CBD formulations; while other companies, such as Zynerba Pharmaceuticals Inc. and Insys Therapeutics Inc., have focused on synthetic CBD formulations.

The CBD-based consumer product industry is highly fragmented with numerous companies, many of which may be under-capitalized. We plan to routinely evaluate internal and external opportunities in an effort to seek optimize value for shareholders through new product development or by asset acquisitions or sales. There are also large, well-funded companies that currently do not offer hemp-based consumer product.

We may also compete with other CBD-related technology and product companies for financing from a limited number of investors that may be prepared to invest in such companies. The presence of competing companies in our field of endeavor may impact our ability to raise initial, needed capital in order to fund our proposed business and operations. If investors perceive that investments in our competitors are more attractive, based on the merit of their technologies, their products, the advanced stage of their marketing or development, or the price of the investment opportunity, we may not obtain our needed financing.

Many of our competitors have substantially greater resources, experience in conducting research, experience in developing and manufacturing their products, operating experience, research and development and marketing capabilities, name recognition and production capabilities. We will face competition from companies marketing existing products or developing new products which may render our technologies (and proposed products) obsolete.

These companies may have numerous competitive advantages, including:

•	significantly greater name recognition;
•	established distribution networks;
•	more advanced technologies and product development;
•	additional lines of products, and the ability to offer rebates, higher discounts or incentives
•	greater experience in conducting research and development, manufacturing, obtaining regulatory approval for products, and marketing approved products; and
•	greater financial and human resources for product development, sales and marketing, and patent litigation.

Our commercial success, if any, will depend on our ability to compete effectively in product development areas such as, but not limited to, safety, price, marketing and distribution.

There can be no assurance that competitors will not succeed in developing products that are more effective than our current technology, therefore rendering our proposed products obsolete and noncompetitive.

Accordingly, in addition to our proposed research and development efforts, we may need to create a public relations/advertising program designed to establish our “brand” name recognition early on in our proposed business development; we intend to develop and market our brand name pending our proposed commercialization of products, if any, we may derive from our proposed research and development efforts.

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Intellectual Property

We currently own intellectual property which we obtained from Mssrs. Steve Raack, Tom Raack and Larry McNabney in the Asset Purchase Agreement, described in Items 1.01 and 2.01 of this Report.

Research and Development

We did not incur any research and development expenses during the period from April 11, 2014, (inception) through our quarter ended September 30, 2017.

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. After the effectiveness of this Registration Statement we will begin filing Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our company’s operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

Government Regulations

We are not yet aware of any direct government regulations relating to the marketing of CBD-related products containing less than .02 parts THC, which are the only products we intend to include in our proposed products and business plan.

Environmental Regulations

We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements. While our proposed business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our anticipated potential customers could adversely affect us by increasing our operating costs or decreasing demand for our proposed products, which could have a material adverse effect on our results of operations.

Employees

As of December 17, 2017, we did not have any employees. Steve Raack and Tom Raack each intend to devote about 20 hours per week on our proposed operations.

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Risk Factors

Any investment in our common stock involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in this Current Report on Form 8-K before deciding whether to purchase, hold or sell our common stock. Our proposed business, financial condition or results of our proposed operations could be materially adversely affected by these risks, if any of them actually occur. Our shares of common stock are not currently listed on any national securities exchange. Our shares are quoted on the OTCQB, which is a quotation system. Some of these risk factors have affected our Company’s financial condition and/or operating results in the past, or are currently affecting us. This Current Report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results, assuming we obtain financing and can commence our proposed business and operations, of which there can be no assurance, could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this Current Report on Form 8-K.

Risks Related to our Business

The success of our proposed business depends upon the continuing contributions of our Chief Executive Officer and other key personnel and our ability to attract other employees to commence and expand our business.

We will rely heavily on the services of Steve Raack, our Chief Executive Officer, as well as other senior management personnel that we intend to hire. Loss of the services of any of such individuals would adversely impact our planned operations. In addition, we believe that our technical personnel may represent a significant asset and may provide us with a competitive advantage over many of our competitors, assuming we obtain financing and are financially able to commence our proposed business operations.

We believe that our anticipated future success will depend upon our ability to obtain and retain these key employees and our ability to attract and retain other skilled financial, marketing, technical, scientific and managerial personnel. For example, we presently do not have any directors or officers, other than Thomas Raack, who have experience with preparing disclosure mandated by U.S. securities laws and we will be required to engage such persons, and independent directors, if necessary, in order to satisfy the listing standards of the major exchanges on which we may seek to list our common stock. In addition, if we fail to engage qualified personnel, we may be unable to meet our responsibilities as a public reporting company under the rules and regulations of the Securities and Exchange Commission.

The success of our proposed business is critically dependent on our ability to obtain financing for our proposed business, as we currently have no operating or other capital.

We have no capital, and have no assurance that we will be able to obtain financing in the near future in order to commence operations. We intend to seek financing through a conventional means, but we have no commitments or assurance that we will be able to do so. Unless and until we obtain financing, we will be unable to pursue our planned business. We estimate that we will need a minimum of $500,000 to be able to commence our proposed business operations. We estimate that we will need $1,000,000 in order to engage in business operations for 12 months. If we are unable to obtain the necessary financing, we may not be able to remain in business and may be forced to cease all activities. In such event, our stock may have no value and you may lose your investment in our stock. The most likely source of future funds may be through the sale of equity capital. Any sale of equity capital will result in dilution to existing security holders.

If we are unable to retain or motivate key personnel or hire qualified personnel, we may not be able to grow our business effectively.

Our performance is largely dependent on the talents and efforts of highly-skilled individuals. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly-skilled personnel for all areas of our organization, as well as to identify, contract with, motivate and retain contract personnel on an outsourced basis for special projects. Our ability to compete effectively depends on our ability to attract new employees. As we become a more mature company, of which there can be no assurance, we may find our recruiting efforts more challenging. If we do not succeed in attracting excellent personnel or retaining or motivating existing personnel, we may struggle to grow our planned business.

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The products we intend to market may not be accepted by the market.

Our success depends on the acceptance of our proposed products in the marketplace. Market acceptance will depend upon several factors, including (i) the desire of consumers to use our proposed products. A number of factors may inhibit acceptance of our proposed products, including (i) the existence of competing products, (ii) our inability to convince consumers that they need to pay for the products we intend to offer, or (iii) failure of individuals and consumers to use our proposed products. If our proposed products are not accepted by the market, we may have to curtail our planned business operations, which could have a material negative effect on operating results and result in a lower stock price.

Because there is no assurance that we will generate material revenues; we face a high risk of business failure.

There can be no assurance that our current proposed or future proposed products will be successful, and we cannot be sure that our overall planned business model within any particular sector will ever come to fruition, and if they do, will not decline over time. We may not recover all or any portion of our capital investment, assuming we have such, in product development, marketing, or other aspects of our proposed business. Although we will attempt to exercise due consideration in our planned development of new proposed products, and the marketing of them, ultimate consumer acceptance of these proposed products is not reliably forecastable.

In addition, our proposed product development plans may be curtailed, delayed or cancelled as a result of lack of adequate capital and other factors, such as weather, compliance with governmental regulations, current and forecasted prices for costs of materials and changes in the estimates of costs to complete our planned business. We will continue to gather information about our planned products, and it is possible that additional information may cause us to alter our planned schedule or determine that a proposed product should not be pursued at all. You should understand that our plans regarding our products are subject to change, especially since we do not have any financial resources at this time.

We have had no business operations or revenues.

There can be no assurance that we will develop any product that will meet with widespread consumer acceptance.

Both new and established cannabis-related products fail to generate consumer interest on a regular basis. There is no assurance that a cannabis-related product that is successfully adopted by consumers at one time, will still be in demand at a future time. If we cannot develop and sell our proposed products in commercial quantities, our business will fail.

Even if we develop intellectual property-based products or revenue streams, the potential profitability of each depends upon factors beyond the control of our company.

The potential profitability of CBD-related beauty, personal care and health-related products, and of intellectual property revenue streams, is dependent upon many factors beyond our control. For instance, we believe that prices and markets for such products are unpredictable, highly volatile, potentially subject to controls or any combination or other factors, and respond to changes in domestic, international, political, social and economic environments. These changes and events may materially affect our future financial performance, assuming we have such. These factors cannot be accurately predicted and the combination of these factors may result in our company not receiving an adequate, or any return on invested capital.

In addition, a product or technology that is initially successful and possibly even profitable may not remain so due to changes in consumer demand, regulatory environments, or other causes. There is no assurance that an initially successful product or technology will remain so.

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Our failure to protect our intellectual property may have a material adverse effect on our ability to develop and commercialize our products.

Because intellectual property involves complex legal and factual questions, the scope, validity, and enforceability of our rights thereto cannot be predicted with certainty.

Third parties may have blocking patents that could be used to prevent us from developing our products, selling our products, or commercializing our intellectual property. Others may also independently develop products or technologies similar to those that we have developed or may reverse engineer or discover our trade secrets through proper means.

Enforcing a claim that a third party infringes on, has illegally obtained or is using an intellectual property right, is expensive and time-consuming and the outcome is unpredictable. In addition, enforcing such a claim could divert management’s attention from our business. If any intellectual property rights were to be infringed, disclosed to, or independently developed by a competitor, our competitive position could be harmed. Any adverse outcome of such litigation or settlement of such dispute could subject us to significant liabilities and could put one or more of our proposed products at risk of being invalidated.

Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is risk that some of our confidential information could be compromised. This disclosure could provide our competitors with access to our proprietary information and may harm any competitive position we may have.

There is significant competition in the market we intend to compete, which could make it difficult to attract customers, cause us to reduce prices and may result in reduced gross margins or loss of market share, and we may not be able to compete successfully against current and future competitors.

We will compete, in our proposed business, with other companies, some of which have far greater marketing and financial resources and experience than we do. We cannot guarantee that we will be able to penetrate the CBD-based product market and be able to compete at a profit. In addition to established competitors, other companies can easily enter our market and compete with us. Effective competition could result in price reductions, reduced margins or have other negative implications, any of which could adversely affect our proposed business and expected chances for success. Competition is likely to increase significantly as new companies enter the market and current competitors expand their products. Many of these potential competitors are likely to enjoy substantial competitive advantages, including: larger technical staffs, greater name recognition, larger customer bases and substantially greater financial, marketing, technical and other resources. To be competitive, we must respond promptly and effectively to the challenges of technological change, evolving standards and competitors' innovations by continuing to enhance our services and sales and marketing channels; and there is no assurance we will be able to do so. Any pricing pressures, reduced margins or loss of market share, I we have any, resulting from increased competition or our failure to compete effectively, could seriously damage our proposed business and chances for success, if any.

We plan to grow very rapidly, which will place strains on management and other resources.

We plan to grow rapidly and significantly expand our operations, but there is no assurance we will be able to do so, especially in light of the fact we have no cash in the Company at this time, and there is no certainty that we will be able to obtain any financing, or if we do, that it will be on terms and conditions favorable to us or our proposed operations. This planned growth may place a significant strain on our planned modest management systems and resources. We may not be able to implement our planned business strategy in a rapidly evolving market without an effective planning and management process, and, to date, we have not implemented any formal managerial, operational and financial systems or controls. We may also be required to manage multiple relationships with various potential, yet-unidentified strategic partners, technology licensors, users, advertisers and other third parties. These requirements may be strained in the event of rapid growth or in the number of third-party relationships, and our planned systems, procedures or controls may not be adequate to support our planned operations and management may be unable to manage anticipated growth effectively. To manage our expected growth, we will be required to design, establish and implement managerial, financial and operational systems, procedures and controls, and to train and manage our intended growing employee base. We will be required to expand our proposed finance, administrative and operations staff. We may be unable to complete in a timely manner the anticipated improvements to our proposed systems, procedures and controls necessary to support future planned operations, management may be unable to hire, train, retain, motivate and manage required personnel and management may be unable to successfully identify, manage and exploit potential market opportunities, if any.

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Our anticipated commercial success will depend in part on our ability to maintain protection of our intellectual property.

Our anticipated success will depend, in part, on our ability to maintain or obtain and enforce intellectual property protection for our technologies and to preserve trade secrets, and to operate without infringing upon the proprietary rights of third parties.

The failure to obtain or maintain intellectual property protection on the technologies underlying our proposed processes and proposed products may have a material adverse effect on our competitive position and business prospects. It is also possible that our technologies may infringe on patents or other intellectual property rights owned by others. If we are found liable for infringement, we may be liable for significant money damages and may encounter significant delays in bringing our proposed products to market.

Cannabis-related products are subject to comprehensive regulation which may cause substantial delays or require capital outlays in excess of those anticipated causing an adverse effect on our company.

Cannabis products and sales operations are subject to federal, state, and local laws relating to the protection of human health and safety. Cannabis operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards through a wide variety of regulations. Various permits from government bodies may be required by us in order to conduct our proposed business. Regulations and standards imposed by federal, provincial, or local authorities may be changed at any moment in time and any such changes may have material adverse effects on our proposed activities. Changes in regulations are impossible to foresee and could be disruptive or destructive to our business plans and planned execution. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for contaminants or other damages. Since we are just commencing our proposed operations, we have not been required to spend any material amount on compliance with environmental regulation, nor do we have any money to do so. However, we may be required to do so in the future and this may affect our ability to commence or conduct our proposed operations.

If we are unable to hire and retain key personnel, we may not be able to implement our business plan.

Our success is largely dependent on our ability to hire highly qualified personnel. This is particularly true in those parts of our proposed business that are related to intellectual property generation or exploitation. These individuals are in high demand and we may not be able to attract the personnel we need. In addition, we may not be able to afford the high salaries and fees demanded by qualified personnel, or may lose such employees after they are hired. Failure to hire key personnel when needed, or on acceptable terms, would have a significant negative effect on our business.

We are not the "operator" of vertically integrated CBD production facilities, and so we are exposed to the risks of third-party operators.

We rely on the expertise of contracted third-parties for their judgment, experience and advice related to the manufacturing and/or processing of our proposed products. We can give no assurance that these third-party operators or consultants will always act in our best interests, and we are exposed as a third- party to their operations and actions and advice in those operations and activities in which we are contractually bound.

Our management has limited experience in the CBD-related product industry, and in the cannabis products industry, and could make uninformed decisions that negatively impact our proposed operations and our company.

Because our management has limited experience and training in the CBD or hemp industry, and in the cannabis products industry, we may not have sufficient expertise to make informed best practices decisions regarding our proposed operations. It is possible that, due to our limited knowledge, we might elect to undergo protocols or processes, and incur financial burdens, that a more experienced competitor might elect not to pursue. Our ability to internally evaluate CBD and cannabis operations and opportunities could be less thorough than that of a more highly trained management team.

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Our independent certified public accounting firm, in the notes to the audited financial statements for the quarter ended September 30, 2017, states that there is a substantial doubt that we will be able to continue as a going concern.

We have experienced significant losses since inception of the Company. Failure to arrange adequate financing on acceptable terms and to commence our proposed operations, or achieve any level of profitability, would have an adverse effect on our financial position, results of operations, cash flows and prospects. Accordingly, there is substantial doubt that we will be able to continue as a going concern.

Our company has no operating history and an evolving proposed business model. which raises doubt about our ability to commence operations, achieve profitability or obtain financing.

Our company has no history of operations in the cannabis or hemp sectors, the legal hemp oil infused products sector, or in the health-related products sector. Moreover, our business model is still new, untested, uncertain, evolving and subject to change. Our company's ability to ever achieve a status as a going concern is dependent upon our ability to obtain adequate financing and to reach profitable levels of operations. In that regard we have no proven history of performance, earnings or success. There can be no assurance that we will achieve profitability or obtain financing to commence our proposed operations.

Uncertain demand for our proposed products may cause our proposed business plan to be unprofitable.

Demand for cannabis or hemp-related products is dependent on a number of social, political and economic factors that are beyond the control of our company. While we believe that demand for cannabis and hemp products will continue to grow across North America, there is no assurance that such increase in demand will happen or that our endeavors will be either successful or profitable.

Conflicts of interest between our company and our directors and officers may result in a loss of business opportunity.

Our directors and officers are not obligated to commit their full time and attention to our proposed business and, accordingly, they may encounter a conflict of interest in allocating their time between our anticipated future operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us, as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities, engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to a corporation if:

•	The corporation could financially undertake the opportunity;
•	The opportunity is within the corporation’s line of business; and
•	It would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest or prohibits those persons from engaging in such transactions without our consent. Despite our intentions to do so, conflicts of interest may nevertheless arise which may deprive our company of a business opportunity, which may impede the successful development of our business and negatively impact the value of an investment in our company.

The speculative nature of our proposed business plan may result in the loss of your investment.

Our proposed operations are in the early planning and start-up stage only, and are unproven. We may not be successful in implementing our business plan to become profitable. There may be less demand for our proposed products than we anticipate. There is no assurance that our business will commence or succeed and you may lose your entire investment.

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Changing consumer preferences may cause our planned products to be unsuccessful in the marketplace.

The decision of a potential client to purchase our proposed products may be motivated by cultural phenomena or by perceived health or other benefits. The cultural desirability or popularity of hemp related products is subject to change due to factors beyond our immediate control. Similarly, the perceived health-related benefits of our proposed products are subject to change in light of continuing research or the introduction of competitive products. Changes in consumer and commercial preferences, or trends, toward or away from cannabis or hemp-related products would have a corresponding impact on the development of the market for our planned products. There can be no assurance that the planned products we plan to supply will be successful in establishing or maintaining any share of the consumer market.

General economic factors may negatively impact the market for our planned products.

The willingness of individuals or businesses to spend time and money on non-essential CBD-related and/or health-related products may be dependent upon general economic conditions; and any material downturn may reduce the likelihood of consumers incurring costs toward what some may consider a discretionary expense item. Willingness by anticipated customers to buy our proposed products may be dependent upon general economic conditions and any material downturn may reduce the potential profitability of the CBD or marijuana business sectors.

A wide range of economic and logistical factors may negatively impact our anticipated operating results.

Our anticipated operating results will be affected by a wide variety of factors that could materially affect anticipated revenues and profitability, including the timing and cancellation of anticipated customer orders and projects, competitive pressures on pricing, availability of personnel, and market acceptance of our proposed products. As a result, we may experience material fluctuations in anticipated future operating results on a quarterly and annual basis which could materially affect our proposed business, financial condition and operating results.

Loss of consumer confidence in our company or in our industry may harm our business.

Demand for our proposed products may be adversely affected if consumers lose confidence in the quality of our proposed products or the industry’s practices. Adverse publicity may discourage businesses from buying our proposed products and could have a material adverse effect on our financial condition and results of our proposed operations.

The failure to secure customers may cause our operations to fail.

We currently do not have any customers. Many of our proposed products may be provided on a “one-time” basis. Accordingly, we will require new customers on a continuous basis to sustain our proposed operations, and there can be no assurance we will be able to do so.

If we fail to effectively and efficiently advertise, the growth of our business may be compromised.

The future growth and profitability of our proposed products and business will be dependent in part on the effectiveness and efficiency of our advertising and promotional expenditures, including our ability to (i) create greater awareness of our products, (ii) determine the appropriate creative message and media mix for future advertising expenditures, and (iii) effectively manage advertising and promotional costs in order to maintain acceptable operating margins. There can be no assurance that we will experience benefits from advertising and promotional expenditures in the future. In addition, no assurance can be given that our planned advertising and promotional expenditures will result in any revenues, will generate levels of product acceptance and name awareness or that we will be able to manage such advertising and promotional expenditures on a cost-effective basis.

Our success is dependent on our unproven ability to attract qualified personnel.

We will depend on our ability to attract, retain and motivate our management team, consultants and other employees. There is strong competition for qualified technical and management personnel in the CBD and health product sectors, and it is expected that such competition will increase. Our planned growth will place increased demands on our anticipated resources and will likely require the addition of technical personnel and the development of additional expertise by existing personnel. There can be no assurance that our compensation packages will be sufficient to ensure the continued availability of qualified personnel who are necessary for the proposed development of our planned business operations.

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Without start-up financing to develop our business plan, our proposed business may not commence, or if it does, it may fail.

Because we have not yet commenced our proposed business and cannot anticipate if or when we may be able to commence our business or generate meaningful, or any revenue from our proposed business, we will need to raise initial, start-up funds to commence and conduct our proposed business. We do not currently have any financial resources to fund the commencement of our business plan. We plan to seek financing within the next few weeks. We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing.

We may not be able to obtain all of the licenses necessary to operate our business, which would cause our business to fail.

Our operations may require licenses and permits from various governmental authorities to conduct our business activities. We believe that we will be able to obtain all necessary licenses and permits under applicable laws and regulations for our proposed operations and believe we will be able to comply in all material respects with the terms of such licenses and permits. However, such licenses and permits are subject to change in various circumstances. There can be no guarantee that we will be able to obtain or maintain all necessary licenses and permits.

If we fail to effectively manage our growth, our future business results could be harmed and our managerial and operational resources may be strained.

As we proceed with our business plan, as proposed, we expect to experience significant and rapid growth in the scope and complexity of our business. We will need to add staff to market our services, manage operations, handle sales and marketing efforts and perform finance and accounting functions. We will be required to hire a broad range of additional personnel in order to successfully advance our proposed operations. This anticipated growth is likely to place a strain on our management and operational resources. The failure to develop and implement effective systems, or to hire and retain sufficient personnel for the performance of all of the functions necessary to effectively service and manage our potential business, or the failure to manage our anticipated growth effectively, could have a materially adverse effect on our proposed business and financial condition.

If we do not continually introduce new products or experience success our current proposed products, they may become obsolete and we may not be able to compete with other companies.

Technology is rapidly evolving. Our ability to compete depends on our ability to develop or license new technologies and products, as well as our ability market our current proposed products. We may not be able to keep pace with technological advances and our proposed products may become obsolete. In addition, our competitors may develop related or similar products and bring them to market before we do so, or do so more successfully, or develop technologies and products more effective than any that we may have developed or are developing. If that happens, our proposed business, prospects, results of operations and financial condition may be materially adversely affected.

We have no history of marketing our technology which makes it difficult to evaluate our proposed business.

We have no cash in our accounts and no history of operations in our industry. Our total lack of operating history makes it difficult for prospective investors, if any, to evaluate our proposed business. Therefore, our proposed operations are subject to all of the risks inherent in the initial expenses, challenges, complications and delays frequently encountered in connection with the commencement and early stages of any new business, as well as those risks that are specific to the CBD industry. Investors should evaluate us in light of the problems and uncertainties frequently encountered by companies attempting to commence their proposed business, and develop markets for new proposed products and technologies. Despite best efforts, we may never overcome these obstacles. Our proposed business is dependent upon the implementation of our business plan, as well as our ability to enter into agreements with third parties for the provision of our proposed products. There can be no assurance that our efforts will be successful or result in any revenue or profit.

If we do not succeed in our planned business strategy, we may not achieve the results we project.

Our business strategy is designed to develop and market our proposed products. Our ability to implement our plans will depend primarily on the ability to attract customers and the availability of qualified and cost-effective sales personnel. There are no firm agreements for employment of additional marketing personnel, and we can give you no assurance that any of our proposed plans will be successful or that we will be able to establish additional favorable relationships for the marketing and sales of our proposed products. We also cannot be certain when, if ever, we will be able to hire the appropriate marketing personnel and establish any merchandising relationships.

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Economic conditions could materially adversely affect our business.

Our operations and performance depend to some degree on economic conditions and their impact on levels of consumer spending, which have recently deteriorated significantly in many countries and regions, including the regions in which we operate, and may remain depressed for the foreseeable future. For example, some of the factors that could influence the levels of consumer spending include continuing increases in fuel and other energy costs, conditions in the real estate and mortgage markets, labor and healthcare costs, access to credit, consumer confidence and other macroeconomic factors affecting consumer spending behavior. These and other economic factors could have a material adverse effect on demand for our proposed products and on our financial condition and operating results.

Risks Relating To an Investment in our Securities

If we fail to maintain effective internal controls over financial reporting, the price of our common stock may be adversely affected.

We are required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations. Any failure of these controls could also prevent us from maintaining accurate accounting records and discovering accounting errors and financial frauds. Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting. The standards that must be met for management to assess the internal control over financial reporting as effective are complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. If we cannot assess our internal control over financial reporting as effective, investor confidence and share value may be negatively impacted.

In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting, or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may have an adverse impact on the price of our common stock.

Compliance with changing regulation of corporate governance and public disclosure will result in additional expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and related SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the public markets and public reporting. For example, on January 30, 2009, the SEC adopted rules requiring companies to provide their financial statements in interactive data format using the Extensible Business Reporting Language, or XBRL. We currently have to comply with these rules. Our management team will need to invest significant management time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

Because of our lack of operations and the nature of our business, our securities are considered highly speculative.

Our securities must be considered highly speculative, generally because of the nature of our proposed business and the current lack of its commencement or development. We have not generated any revenues, nor have not commenced our planned operations to date, and there is little likelihood that we will generate any revenues or realize any profits in the short term. Any profitability in the future from our business will be dependent upon our ability to market the proposed products. Since we have not commenced business or operations yet, or generated any revenues, we will have to raise monies for our planned operations through the sale of our equity securities or debt in order to commence our planned business operations.

We may, in the future, issue additional common shares that would reduce investors’ percent of ownership and may dilute our share value.

The future issuance of preferred and/or common shares may result in substantial dilution in the percentage of our common shares held by our then existing stockholders. We may value any common shares issued in the future on an arbitrary basis. The issuance of common shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the common shares held by our investors, and might have an adverse effect on any trading market for our common shares.

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The Market for Penny Stock has suffered in recent years from patterns of fraud and abuse

Stockholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include: (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced salespersons; (iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and, (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequential investor losses.

Our common shares are subject to the “Penny Stock” Rules of the SEC, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted regulations that generally define a "penny stock" to be any equity security other than a security excluded from such definition by Rule 3a51-1 under the Securities Exchange Act of 1934, as amended. For the purposes relevant to our Company, it is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions.

Our common shares are currently regarded as a “penny stock”, since our shares are not listed on a national stock exchange or quoted on the NASDAQ Market within the United States, to the extent the market price for its shares is less than $5.00 per share. The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document prepared by the SEC, to provide a customer with additional information including current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, and to make a special written determination that the penny stock is a suitable investment for the purchaser, and receive the purchaser's written agreement to the transaction.

To the extent these requirements may be applicable; they will reduce the level of trading activity in the secondary market for the common shares and may severely and adversely affect the ability of broker-dealers to sell the common shares.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the penny stock rules promulgated by the SEC, which are discussed in the immediately preceding risk factor, FINRA rules require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit the ability to buy and sell our stock and have an adverse effect on the market value for our shares.

Trading on the OCTQB may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

Our common stock is quoted on the OTCQB electronic quotation service operated by OTC Markets Group Inc. Trading in stock quoted on the OTCQB is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTCQB is not a stock exchange, and trading of securities on the OTCQB is often more sporadic than the trading of securities listed on a quotation system like Nasdaq or a stock exchange like Amex. Accordingly, shareholders may have difficulty reselling any of the shares. At this time, there is no bid for our shares in the market, and there has been virtually no trading in our shares for nearly a year..

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements which may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

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Because we do not intend to pay any dividends on our shares, investors seeking dividend income or liquidity should not purchase our shares.

We have not declared or paid any dividends on our shares since inception, and do not anticipate paying any such dividends for the foreseeable future. We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future. Investors seeking dividend income or liquidity should not invest in our shares.

Because we can issue additional shares, purchasers of our shares may incur immediate dilution and may experience further dilution.

We are authorized to issue up to 45,000,000 shares of common stock and 5,000,000 shares of preferred stock. The board of directors of our company has the authority to cause us to issue additional shares, and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, our stockholders may experience more dilution in their ownership of our company in the future.

Our common stock may experience extreme rises or declines in price, and you may not be able to sell your shares at or above the price paid.

Our common stock may be highly volatile and could be subject to extreme fluctuations in response to various factors, many of which are beyond our control, including (but not necessarily limited to): (i) the trading volume of our shares; (ii) the number of securities analysts, market-makers and brokers following our common stock; (iii) changes in, or failure to achieve, financial estimates by securities analysts; (iv) actual or anticipated variations in quarterly operating results; (v) conditions or trends in our business industries; (vi) announcements by us of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments; (vii) additions or departures of key personnel; (viii) sales of our common stock; and (ix) general stock market price and volume fluctuations of publicly trading and particularly, microcap companies.

Investors may have difficulty reselling shares of our common stock, either at or above the price they paid for our stock, or even at fair market value. The stock markets often experience significant price and volume changes that are not related to the operating performance of individual companies, and because our common stock is thinly traded it is particularly susceptible to such changes. These broad market changes may cause the market price of our common stock to decline regardless of how well we perform as a company. In addition, there is a history of securities class action litigation following periods of volatility in the market price of a company’s securities. Although there is no such shareholder litigation currently pending or threatened against the Company, such a suit against us could result in the incursion of substantial legal fees, potential liabilities and the diversion of management’s attention and resources from our business. Moreover, and as noted below, our shares are currently traded on the OTC-BB and, further, are subject to the penny stock regulations. Price fluctuations in such shares are particularly volatile and subject to manipulation by market-makers, short-sellers and option traders.

A decline in the price of our common stock could affect our ability to raise further working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, or convertible debt instruments, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors to not choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

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Other Risks

Protection against environmental risks.

We believe that our operations comply, in all material respects, with all applicable environmental regulations. We intend to obtain and maintain insurance coverage customary to the industry; however, we may not be fully insured against all possible environmental risks.

Any change to government regulation/administrative practices may have a negative impact on our ability to operate and our anticipated profitability.

The laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the United States, or any other jurisdiction, may be changed, applied or interpreted in a manner which will fundamentally alter the ability of our company to carry on our business.

The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitably.

Our Bylaws contain provisions indemnifying our officers and directors against all costs, charges and expenses incurred by them.

Our Bylaws contain provisions with respect to the indemnification of our officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

Our Bylaws do not contain anti-takeover provisions, which could result in a change of our management and directors if there is a take-over of our company.

We do not currently have a shareholder rights plan or any anti-takeover provisions in our By-laws. Without any anti-takeover provisions, there is no deterrent for a take-over of our company, which may result in a change in our management and directors.

Trends, risks and uncertainties.

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common shares.

Description of Property

Our principal office is located at 5348 Vegas Drive, Las Vegas, NV 89108, as part of a group of executive suites. Our telephone number is (310) 982-1331. We pay $45.00 per month for our offices.

Financial Information

In the view of the Company, no financial statements or pro forma financial information is required in this Report because there was no acquisition of a business, as contemplated by the applicable rules and regulations, and the Company is still a “shell” for purposes of this Report. If it is determined that such information is required, then the Company will provide the same by amendment within the automatic 71-day extension of time under Rule 9.01.

Estimated Expenses (12 months)	($)

Legal and accounting fees 12 months	50,000
Technology Expenditures 12 months	130,000
Management and operating costs 12 months	100,000
Salaries and consulting fees 12 months	60,000
Fixed asset purchases 12 months	10,000
General and administrative expenses 12 months	150,000
Allowance for Acquisitions 12 months	500,000
Total	$1,000,000	(1)

(1)	The Company currently has no financial resources sufficient to fund these estimated expenses, and there is no assurance that we will be able to obtain financing to meet these expenses, or for that matter, commence any of our planned business activities.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of December 18, 2017, of our common stock by each of our directors, by all of our executive officers and directors as a group, and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of December 18, 2017, there were 10,804,000 shares of our common stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Form 8-K.

Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned.

Common Stock

Name of Beneficial Owner	No. of Shares	Number of Securities Underlying Options that are Unexercised	Percentage of Ownership (1)(2)

Steve Raack	3,000,000	0	27.8%

Thomas Raack	3,000,000	0	27.8%

Larry McNabney	3,000,000	0	27.8%

____________________

(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.
(2)	Based on 10,804,000 shares of common stock issued and outstanding.

Changes in Control

As of December 18, 2017, there are no existing arrangements that may result in a change in control of our Company.

Directors and Executive Officers

Our Articles state that our authorized number of directors shall be not less than one and shall be set by resolution of our Board of Directors. Our Board of Directors has fixed the number of directors at three, and we currently have three directors.

Our current directors and officers are:

Name and Address	Age	Position(s)

Steve Raack 5348 Vegas Drive, Las Vegas, NV 89108	46	Director, President, and chief executive officer

Thomas Raack 5348 Vegas Drive, Las Vegas, NV 89108	47	Director, secretary, chief financial officer & treasurer

Markus W. Frick 5348 Vegas Drive, Las Vegas, NV 89108	44	Director

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Our Directors will serve in that capacity until our next annual shareholder meeting or until their successors are elected and qualified. Officers hold their positions at the will of our Board of Directors.

Steven P. Raack, 46, has over 23 years of strategy, operations, technology, product development and business management experience.  He’s worked for industry leading companies, from global corporations to start-ups, including NASA, Andersen Consulting, Electronic Data Systems, Sony Pictures Entertainment, Herbalife International, Arbonne International, Beautycounter and newkleus.

In 2012, Mr. Raack joined Beautycounter as their Chief Operating Officer, and helped launch a progressive brand focused on selling safe skin care, body care and cosmetics products.  He was integral in developing the strategies and execution programs related to their innovative eCommerce, social selling and affiliate marketing business model, which attracted top-tier investors such as TPG Growth.

After 3 ½ years with Beautycounter, in 2016, Mr. Raack left to become the Chief Executive Officer of newkleus – a patent-pending customer engagement platform. The newkleus technology platform was strategically designed to maximize social media activities for sports teams, musicians, radio stations, consumer brands and social selling companies.

Mr. Raack currently assists several start-up and growth companies as an Executive Advisor. Additionally, he earned a BS in Electrical Engineering from the University of Southern California and an MBA from Pepperdine University.

Thomas Raack, 47, has over 20 years of financial, executive and strategic management experience with a diverse group of private and publicly-held companies specializing in the development of technology, medical product distribution, biotechnology, and e-commerce. Mr. Raack has a broad base of business consulting experience and has assisted in structuring and completing, acquisitions, debt and equity financing, reorganizations, as well as designing and implementing business development and financial communications programs. Prior to joining Sheng Ying Entertainment Corp, Mr. Raack was an independent consultant from February 2002- to present, with a focus on assisting private companies with business development and operational systems.  Mr. Raack was also previously managing partner at Alliance Capital Resources from July 1998 to February 2002, with offices in Newport Beach, CA. While at Alliance, Mr. Raack consulted for publicly traded companies handling domestic mergers and acquisitions, venture capital transactions, public offerings and other financings, joint ventures, strategic alliances and distribution agreements.  His experience at Alliance also included managing financial communications for a NASDAQ listed medical products distribution company. He received a B.A. degree in Communications from California State University-Long Beach.

Markus W. Frick, 44, has over 20 years of financial, executive and strategic management experience with a diverse group of companies specializing in the development of technology, medical product distribution, biotechnology, and e-commerce. Mr. Frick has been engaged in the research and scientific testing of organic compounds since 2010, through the present. As such, he was engaged in the development of technology and products related to the infrared extraction of organic compounds, that resulted in a patent issued in 2016. He was also engaged in conducting a feasibility study for a potential Nevada cannabis testing lab. He graduated from Villanova University, Villanova, Pennsylvania, in 1995, with a BA in Political Science and a BS in Mechanical Engineering. He served in the U.S. Marine Corp from 1990 through 1996.

Conflicts of Interest

Our directors are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the Company if: we have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent. In such event, the criteria for determining whether the Company should be offered an opportunity are as follows:

* the Company could financially undertake the opportunity;

* the opportunity is within the Company’s line of business; and

* it would be unfair to the Company and its stockholders not to bring the opportunity to the attention of the Company.

We currently have a code of ethics.

 .

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Significant Employees

Other than as described above, we do not expect any other individuals to make a significant contribution to our business.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences; had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, under these circumstances or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;
•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Charter

We do not currently have an audit committee.

Code of Ethics

We have adopted a corporate code of ethics.

Family Relationships

The following family relationships exist among our officers, directors, or persons nominated for such positions; Steven Raack is the brother of Thomas A. Raack.

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Executive Compensation

The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of our principal executive officer during the last completed fiscal year and each other executive officer whose total compensation exceeded $100,000 in either of the last two fiscal years:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards	Non-Equity Incentive Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Steve Raack President, CEO and Director (1)	2017	0	0	0	0	0	0	0	0
Thomas Raack Director, Secretary, Treasurer and Chief Financial Officer (1)	2017	0	0	0	0	0	0	0	0
Markus W. Frick Director	2017	0	0	0	0	0	0	0	0

____________________

(1)	Steve Raack and Thomas Raack each own 3,000,000 shares of the Company’s restricted Common Stock.

The following table provides information concerning equity awards as of our fiscal year end, September 30, 2017, held by each of our named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Steve Raack President, CEO and Director (1)	0	0	0	0	0	0	0	0	0
Thomas Raack Director, Secretary, Treasurer and Chief Financial Officer(1)	0	0	0	0	0	0	0	0	0
Markus W. Frick Director	0	0	0	0	0	0	0	0	0

____________________

(1)	Steve Raack and Thomas Raack each own 3,000,000 shares of the Company’s restricted Common Stock.

We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

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Option Grants

As of the date of this report we had not granted any options or stock appreciation rights to our named executive officers or directors, or to any other party.

Management Agreements

As of the date of this report we have no management agreement with any of our named executive officers or directors, or with any other party.

Compensation of Directors

Our directors did not receive any compensation for their services as directors from our inception to the date of this report. We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors may receive compensation as determined by our Board of Directors or by any compensation committee that may be established.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the Board of Directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

Certain Relationships and Related Transactions, and Director Independence

The Company made borrowings from its related parties from time to time for working capital purposes. As of December 31, 2016, and September 30, 2017, the Company owed $1,130 to Ms. Siew Heok ONG, the Chief Financial Officer at the time. The amount is due on demand without any interest.

During the nine months ended September 30, 2017, the Company incurred operating expenses in the amount of $104,874, $92,851 of which was directly paid by Mr. Kok Chee LEE, the Chief Executive Officer of the Company at the time. As of December 31, 2016, and September 30, 2017, the Company owed $0 and $92,851 to Mr. Kok Chee LEE, respectively. The borrowing is due on demand without any interest.

During the period from January 1, 2016 to December 30, 2016, the Company leased its office space from its former major shareholder and sole officer at no charge. During the same period, the legal services of the Company were provided by a related party for free. The related party is the son of a former major shareholder and sole officer.

Director Independence

As of the date of this Report, we have no independent directors.

The Company has developed the following categorical standards for determining the materiality of relationships that the Directors may have with the Company. A Director shall not be deemed to have a material relationship with the Company that impairs the Director's independence as a result of any of the following relationships:

1. the Director is an officer or other person holding a salaried position of an entity (other than a principal, equity partner or member of such entity) that provides professional services to the Company and the amount of all payments from the Company to such entity during the most recently completed fiscal year was less than two percent of such entity’s consolidated gross revenues; or

2. the Director is the beneficial owner of less than five (5%) per cent of the outstanding equity interests of an entity that does business with the Company.

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3. the Director is an executive officer of a civic, charitable or cultural institution that received less than the greater of one million ($1,000,000) dollars or two (2%) per cent of its consolidated gross revenues, as such term is construed by the New York Stock Exchange for purposes of Section 303A.02(b)(v) of the Corporate Governance Standards, from the Company or any of its subsidiaries for each of the last three (3) fiscal years;

4. the Director is an officer of an entity that is indebted to the Company, or to which the Company is indebted, and the total amount of either the Company's or the business entity's indebtedness is less than three (3%) per cent of the total consolidated assets of such entity as of the end of the previous fiscal year; and

5. the Director obtained products or services from the Company on terms generally available to customers of the Company for such products or services.

The Board retains the sole right to interpret and apply the foregoing standards in determining the materiality of any relationship.

The Board shall undertake an annual review of the independence of all non-management Directors. To enable the Board to evaluate each non-management Director, in advance of the meeting at which the review occurs, each non-management Director shall provide the Board with full information regarding the Director’s business and other relationships with the Company, its affiliates and senior management.

Directors must inform the Board in writing whenever there are any material changes in their circumstances or relationships that could affect their independence, including all business relationships between a Director and the Company, its affiliates, or members of senior management, whether or not such business relationships would be deemed not to be material under any of the categorical standards set forth above. Following the receipt of such information, the Board shall re-evaluate the Director's independence.

Legal Proceedings

We are not aware of any material pending legal proceedings to which we are a party or of which our property is the subject. We also know of no proceedings to which any of our directors, officers or affiliates, or any registered or beneficial holders of more than 5% of any class of our securities, or any associate of any such director, officer, affiliate or security holder are an adverse party or have a material interest adverse to us.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

The Company's common stock is currently quoted on the Over-the-Counter Bulletin Board (OTCQB) under the trading symbol “SALL”, but there has been no report of bid prices or trading for approximately the past year, therefore we have no information on high and low closing bid prices to report for the years ended December 31, 2015 or 2016, or for the period ended September 30, 2017, and June 30, 2011. We provide below the information for the quarter ended September 30, 2017.

Any quotations that may be provided may reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

As of December 18, 2017, there were 7 holders of record of our common stock. As of such date, 10,804,000 shares of common stock were issued and outstanding.

Our common shares are issued in book-entry/registered form. V Stock Transfer, 18 Lafayette Place, Woodmere, NY 11598; Telephone: (212) 828-8436; Facsimile: (646) 536-3179), is the transfer agent and registrar for our common shares.

Dividends

To date, we have not paid dividends on shares of our common stock and we do not expect to declare or pay dividends on shares of our common stock in the foreseeable future. The payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by our Board of Directors.

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Equity Compensation Plans

As of the date of this report we do not have any equity compensation plans and have not issued any stock options.

Recent Sales of Unregistered Securities

During the last three years, we completed the following sales of unregistered securities:

•	On December 18, 2017, four separate shareholders of the Company returned a total of 7,250,000 shares for cancellation.

•	On December 18, 2017, we issued 9,000,000 shares of our restricted common stock as consideration for the purchase of assets, pursuant to the closing of an Asset Purchase Agreement. No cash was involved in the transaction.

These sales and issuances were made in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D, Rule 506 (d), and did not involve any underwriters, underwriting discounts or commissions, or any public offering. The persons and entities who received such securities have represented their intention to acquire these securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends are be affixed to all share certificates issued. All recipients have adequate access through their relationship with us to information about us.

All of the foregoing securities are deemed restricted securities for purposes of the Securities Act. All certificates representing the issued shares of capital stock described above included appropriate legends setting forth that the securities have not been registered and the applicable restrictions on transfer.

Since our inception we have made no purchases of our equity securities.

Description of Securities

Our authorized capital stock consists of 50,000,000 shares, $.001 par value, consisting of 5,000,00 shares of Preferred stock, par value $.001 per share, and 45,000,000 shares of common stock, $.001 par value.

Common Stock

As of the date of this report, we had 10,804,000 shares of our common stock issued and outstanding, for total consideration of $20,000.00 and certain intellectual property assets, as set forth in Items 1.01 and 2.01 of this Report.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. Our common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of our common stock are entitled to share equally in dividends from sources legally available, when, as and if declared by our Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets available for distribution to our security holders.

Our Board of Directors is authorized to issue additional shares of our common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as our Board may deem appropriate, without further security holder action.

Voting Rights

Each holder of our common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of our common stock do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to our Board of Directors.

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Dividend Policy

Holders of our common stock are entitled to dividends if declared by our Board of Directors out of funds legally available for the payment of dividends. From our inception to September 30, 2012 we did not declare any dividends.

We do not intend to issue any cash dividends in the future. We intend to retain earnings, if any, to finance the development and expansion of our business. However, it is possible that our management may decide to declare a stock dividend in the future. Our future dividend policy will be subject to the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, our capital requirements, general business conditions and other factors.

Indemnification of Directors and Officers

The only statute, charter provision, bylaw, contract, or other arrangement under which any controlling person, director or officer of us is insured or indemnified in any manner against any liability which he may incur in his capacity as such, is as follows: Nevada Revised Statutes.

Chapter 78 of the Nevada Revised Statutes (the “NRS”), provides as follows:

Section 78.138 of the NRS provides for immunity of directors from monetary liability, except in certain enumerated circumstances, as follows:

“Except as otherwise provided in NRS 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, or unless the Articles of Incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

(a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

(b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.”

Section 78.5702 of the NRS provides as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a) is not liable pursuant to NRS 78.138; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a) is not liable pursuant to NRS 78.138; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

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Changes in And Disagreements with Accountants on Accounting and Financial Disclosure

In the fiscal years ended June 30, 2016 and 2017, there have been no changes in the Company’s accounting policies, nor have there been any disagreements with our accountants.

ITEM 5.01 – CHANGE IN CONTROL OF REGISTRANT.

Pursuant to an Asset Purchase Agreement between the Company, as Buyer, and Steve Raack, Thomas Raack, a Director and Officer of the Company and Larry McNabney, together, as Sellers, dated December 16, 2017, as consideration for the sale of certain intellectual property assets, as described in Items 1.01 and 1.02, above, the Company issued 9,000,000 shares of its restricted common stock to the 3 Sellers, with each one receiving 3,000,000 shares. Sellers now have an 83% ownership of the Company. Mssrs. Steven Raack and Thomas Raack are currently Directors and Officers of the Company.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 24, 2017, Dr. Kok Chee LEE resigned from his official positions as Director, CEO and President of the Company, and Mr. Siew Heok Ong resigned from his official positions as Director and COO of the Company. That left Ms. Sreyneang Jin the sole remaining Director, and on the same day, she appointed Mr. Thomas Raack to fill the remaining term of Mr. Lee, as Director. Mr. Raack has formally accepted his appointment.

On October 25, 2017, Mr. Siew Heok Ong resigned from his official positions as Director and CFO of the Company, and on the same day, Ms. Sreyneang Jin resigned from her official positions as Director and COO of the Company.

On October 26, 2017, Mr. Raack, as the sole remaining Director of the Company, appointed himself as the CEO, President, Secretary and Treasurer of the Company.

On December 12, 2017, Mr. Raack, as the sole remaining Director of the Company, appointed Mr. Markus W. Frick, 44, as a Director, to fill the remaining term of Mr. Siew Heok Ong. Mr. Frick has formally accepted his appointment.

On December 16, 2017, subsequent to the Board of Directors’ approval and execution of the Asset Purchase Agreement, as described in Items 1.01 and 2.01 of this Current Report on Form 8-K, the Board of Directors of the Company appointed Mr. Steve Raack, 46, as a Director, to fill the remaining term of Ms. Sreyneang Jin, who resigned from her official positions as Director and COO of the Company on October 26, 2017. Mr. Steve Raack has formally accepted his appointment. Thereafter, Thomas Raack resigned his positions as CEO and President, and the Board of Directors appointed Steve Raack to serve as CEO and President. The Board of Directors concurrently confirmed that Thomas Raack would remain as Secretary, Treasurer and CFO of the Company.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Regardless of our consummation of the transactions described in Items 1.01 and 2.01 of this Current Report on Form 8-K, we believe that we are still classified as a “shell company”, as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

In accordance with Item 9.01(a), our audited financial statements for the years ended June 30, 2016 and June 30, 2017, as well as unaudited financial statements for the period ended September 30, 2017, are available on the EDGAR database and are incorporated by reference to our Form 10-Q Quarterly Report filed with the Securities and Exchange Commission on November 13, 2017 and to our Form 10-K filed March 31, 2017.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1(a)	Articles of Incorporation of Sheng Ying Entertainment Corp. (formerly Crowd 4 Seeds, Inc.) (1)
3.2	Bylaws of Sheng Ying Entertainment Corp. (formerly Crowd 4 Seeds, Inc.) (1)
10.2	Asset Purchase Agreement between the Company, Steve Raack, Thomas Raack and Larry McNabney
99.1	Minutes of the Board of Directors Special Meetings

________________

(1)	Incorporated by reference to our Form S-1 registration statement filed with the Securities and Exchange Commission on March 25, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017

SHENG YING ENTERTAINMENT CORP.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer

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